Investments	12 Months Ended
Dec. 31, 2013
Investments [Abstract]
Investments
Investments
At December 31, 2013 and 2012, the estimated fair value of our short-term and long-term investments classified as available for sale, are as follows:

	December 31, 2013
	Gross Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In millions)
Short-term investments:
Restricted cash	$17	$—	$—	$17
Corporate debt securities	3,525	4	—	3,529
Government and agency securities	43	—	—	43
Time deposits and other	49	—	—	49
Equity instruments	12	881	—	893
	$3,646	$885	$—	$4,531
Long-term investments:
Corporate debt securities	4,409	41	(5)	4,445
Government and agency securities	250	1	—	251
	$4,659	$42	$(5)	$4,696

	December 31, 2012
	Gross Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In millions)
Short-term investments:
Restricted cash	$15	$—	$—	$15
Corporate debt securities	1,150	3	—	1,153
Government and agency securities	20	—	—	20
Time deposits and other	765	—	—	765
Equity instruments	8	630	—	638
	$1,958	$633	$—	$2,591
Long-term investments:
Corporate debt securities	2,615	54	—	2,669
Government and agency securities	41	1	—	42
	$2,656	$55	$—	$2,711

At December 31, 2013 and 2012, we held $6 million of time deposits classified as held to maturity which are recorded at amortized cost as of both dates.
We had no material long-term or short-term investments that have been in a continuous unrealized loss position for more than 12 months as of December 31, 2013. Refer to "Note 19 - Accumulated Other Comprehensive Income" for amounts reclassified to earnings from unrealized gains and losses.

Our fixed-income investment portfolio consists of corporate debt securities and government and agency securities that have a maximum maturity of six years. The corporate debt and government and agency securities that we invest in are generally deemed to be low risk based on their credit ratings from the major rating agencies. The longer the duration of these securities, the more susceptible they are to changes in market interest rates and bond yields. As interest rates increase, those securities purchased at a lower yield show a mark-to-market unrealized loss. The unrealized losses are due primarily to changes in credit spreads and interest rates. We expect to realize the full value of all these investments upon maturity or sale. As of December 31, 2013, these securities had a weighted average remaining duration of approximately 17 months. Restricted cash is held primarily in money market funds and interest bearing accounts for letters of credit related primarily to our global sabbatical program and various lease arrangements.
The estimated fair values of our short-term and long-term investments classified as available for sale by date of contractual maturity at December 31, 2013 are as follows:

December 31, 2013
(In millions)
One year or less (including restricted cash of $17)	$3,638
One year through two years	1,316
Two years through three years	1,764
Three years through four years	661
Four years through five years	752
Five years through six years	173
Six years through seven years	27
Nine years through ten years	3
$8,334

Equity and cost method investments
We have made multiple equity and cost method investments which are reported in long-term investments on our consolidated balance sheet. As of December 31, 2013 and 2012, our equity and cost method investments totaled $269 million and $327 million, respectively. During 2012, we entered into a joint venture arrangement with a third party resulting in an equity investment of $130 million in exchange for our contribution of $12 million cash and commitment to contribute certain assets of a business unit upon obtaining further regulatory approvals.